FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 14, 2005

Poore Brothers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 S. La Cometa Dr. Goodyear, AZ		85338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623)932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information provided in response to Item 5.02 is incorporated by reference herein.

In connection with his appointment as the Interim Chief Executive Officer of Poore Brothers, Inc., (the “Company”), Eric J. Kufel, the Company’s Chairman of the Board of Directors, entered into a letter agreement with the Company, dated as of December 14, 2005 (the ”Compensation Agreement”).  Under the terms of the Compensation Agreement, Mr. Kufel will receive a salary of $35,000.00 per month and other benefits described in the Compensation Agreement.

Pursuant to the Compensation Agreement, Mr. Kufel is an “at-will” employee, and either he or the Company may terminate his employment at any time, with or without cause, upon 60 days advance oral or written notice to the other party.  Mr. Kufel will not be entitled to receive any stock options, bonuses (except in the sole discretion of the Board of Directors), or severance payments at the conclusion of his employment.

A copy of the Compensation Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Eric J. Kufel

On December 19, 2005, the Company announced the appointment of Eric J. Kufel, the Company’s Chairman of the Board of Directors, to the position of Interim Chief Executive Officer.  In connection with his appointment,  Mr. Kufel and the Company entered into a letter agreement dated as of December 14, 2005 (the ”Compensation Agreement”).  Under the terms of the Compensation Agreement, Mr. Kufel will receive a salary of $35,000.00 per month and other benefits described in the Compensation Agreement.

Pursuant to the Compensation Agreement, Mr. Kufel is an “at-will” employee, and either he or the Company may terminate his employment at any time, with or without cause, upon 60 days advance oral or written notice to the other party.  Mr. Kufel will not be entitled to receive any stock options, bonuses (except in the sole discretion of the Board of Directors), or severance payments at the conclusion of his employment.  A copy of the Compensation Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Mr. Kufel is 38 years old and has been Chairman of the Company’s Board of Directors since August 2004.  He served as President, Chief Executive Officer and a Director of the Company from February 1997 until August 2004.  From 1993 to 1997, Mr. Kufel held various brand management positions with The Dial Corporation, The Coca Cola Company and The Kellogg Company.  Mr. Kufel also has a master’s degree from the Thunderbird School of International Management.

There is no arrangement or understanding between Mr. Kufel and any other person pursuant to which Mr. Kufel was appointed as Interim Chief Executive Officer of the Company.  There are no transactions in which Mr. Kufel has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Thomas W. Freeze

On December 19, 2005, the Company announced that it and Thomas W. Freeze have agreed to Mr. Freeze’s separation as Director, President and Chief Executive Officer of the Company, effective December 19, 2005.

Mr. Freeze and the Company entered into a letter agreement dated as of December 16, 2005 (the “Freeze Severance Agreement”), which confirms the severance benefits to which Mr. Freeze is entitled pursuant to Section 7.3 of the Executive Employment Agreement by and between the Company and Mr. Freeze, dated as of August 15, 2004 (the “Freeze Employment Agreement”).  After expiration of the Revocation Period, as provided in Paragraph 7 of the Freeze Severance Agreement, the Company will: (i) continue to pay Mr. Freeze’s existing base salary of $25,000.00 per month for a period of 12 months on the Company’s regular paydays; (ii) over the next 12 months, pay up to $10,000.00 for outplacement services with an outplacement firm of Mr. Freeze’s choice; (iii)  regarding Mr. Freeze’s car allowance, pay Mr. Freeze  $5,600.00 on or about July 1, 2006, and pay him $800.00 per month for the months of August through December, 2006; and (iv) pay Mr. Freeze the sum of $15,000.00 for 104 hours of unused vacation and sick leave.

Copies of the Freeze Employment Agreement and Freeze Severance Agreement are attached hereto as Exhibits 99.2 and 99.3, respectively and are incorporated by reference herein.

Richard M. Finkbeiner

Also on December 19, 2005, the Company announced the departure of Richard M. Finkbeiner, the Company’s Sr. Vice President and Chief Financial Officer, effective December 15, 2005.

Mr. Finkbeiner and the Company entered into a letter agreement dated as of December 16, 2005 (the “Finkbeiner Severance Agreement”), which confirms the severance benefits to which Mr. Finkbeiner is entitled pursuant to Section 7.3 of the Executive Employment Agreement by and between the Company and Mr. Finkbeiner, dated as of December 24, 2004 (the “Finkbeiner Employment Agreement”).  After expiration of the Revocation Period, as provided in Paragraph 7 of the Finkbeiner Severance Agreement, the Company will: (i) continue to pay Mr. Finkbeiner’s existing base salary of $18,750.00 per month for a period of 9 months on the Company’s regular paydays; (ii) pay Mr. Finkbeiner $10,000.00 for outplacement services; (iii) regarding Mr. Finkbeiner’s car allowance, pay Mr. Finkbeiner  $4,550.00 on or about July 1, 2006, and pay him $650.00 per month for the months of August and September, 2006; and (iv) pay Mr. Finkbeiner the sum of $15,576.92 for 144 hours of unused vacation and sick leave.

Copies of the Finkbeiner Employment Agreement and Finkbeiner Severance Agreement are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated by reference herein.

Item 7.01  Regulation FD Disclosures

On December 19, 2005, the Company issued a press release announcing Eric J. Kufel’s appointment as Interim Chief Executive Officer, the agreed separation of Thomas W. Freeze as Director, President and Chief Executive Officer and the departure of Richard M. Finkbeiner, Sr. Vice President and Chief Financial Officer.

A copy of the press release is attached hereto as Exhibit 99.6.

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

Exhibit 99.1	Letter Agreement dated as of December 14, 2005, by and between the Company and Eric J. Kufel.

Exhibit 99.2	Executive Employment Agreement dated as of August 15, 2004, by and between the Company and Thomas W. Freeze.

Exhibit 99.3	Letter Agreement dated as of December 16, 2005, by and between the Company and Thomas W. Freeze.

Exhibit 99.4	Executive Employment Agreement dated as of December 23, 2004, by and between the Company and Richard M. Finkbeiner.

Exhibit 99.5	Letter Agreement dated as of December 16, 2005, by and between the Company and Richard M. Finkbeiner.

Exhibit 99.6

Press Release dated December 19, 2005, announcing the appointment of an Eric J. Kufel as Interim Chief Executive Officer, the agreed separation of Thomas W. Freeze as Director, President and Chief Executive Officer and the departure of Richard M. Finkbeiner, Sr. Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.

Date: December 19, 2005	/s/ Eric J. Kufel
Eric J. Kufel
Interim Chief Executive Officer